SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2005

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11700 Plaza America Drive, Suite 500, Reston VA 20190

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 703-956-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On Wednesday, November 2, 2005, the Board of Directors of NVR, Inc. (the “Company”) approved amendments to the By-Laws of the Company (the “By-Laws”). The amendments involved adding advance notice provisions to Article II and Article III of the By-Laws regarding matters to be considered at the annual meeting and director nominations, respectively. Each amendment was effective as of November 2, 2005.

Item 9.01 Financial Statements and Exhibits

(c). Exhibits.

Number	Description
3.1	By-Laws, as amended, of NVR, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: November 3, 2005	By:	/s/ Dennis M. Seremet
	Name:	Dennis M. Seremet
	Title:	Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Number	Description
3.1	By-Laws, as amended, of NVR, Inc.